                                                                 EXHIBIT 10(VII)


                                                               (ADVISOR WARRANT)

This Warrant and the Common Stock issuable on exercise of this Warrant (the "Warrant Stock") may be sold, transferred or assigned, only if registered by the Company under the Securities Act of 1933 (the "Act") and applicable state securities laws, or if the Company has received the favorable opinion of counsel to the Holder, which opinion and counsel shall be satisfactory to counsel to the Company, to the effect that such registration or qualification of the Warrant or the Warrant Stock is not necessary in connection with such sale, transfer or assignment.

                       WARRANT TO PURCHASE COMMON STOCK
              VOID AFTER 5:00 P.M. DENVER TIME, ON AUGUST 31, 2000

                        United Financial Mortgage Corp.

     This is to certify that, FOR VALUE RECEIVED, Rocco Cappiello or registered assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from United Financial Mortgage Corp. ("Company"), One Hundred and Ninety Five thousand (195,000) shares of the common stock of the Company ("Common Stock") at the price of $0.50 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time in accordance with the terms of this Warrant. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock"; and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price".

     1.   Exercise of Warrant. This Warrant may be exercised in whole or in part
          -------------------
at any time or from time to time on or after November 15, 1994 but no later than 5:00 P.M. Denver Time, on April, 30, 1999 or, if April 30, 1999 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Warrant Stock specified in such form, together with any federal and state taxes applicable to such exercise. If this Warrant should be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and shall deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares of Warrant Stock purchasable hereunder. Upon receipt of this Warrant by the Company or at the office of its stock transfer agent, if any, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.
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     The Exercise Price may be decreased at the discretion of the Company's
Board of Directors by giving notice of such decrease to the Holder of this Warrant. The expiration date of this Warrant may be extended by the Company's Board of Directors giving notice of such extension to the Holder of this Warrant. There is no minimum number of shares which must be purchased upon the exercise of this Warrant.

     2.  Reservation of Shares of Warrant Stock. The Company hereby agrees that,
         --------------------------------------
at all times, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     3.  Fractional Shares. No fractional shares of Warrant Stock or scrip
         -----------------
representing fractional shares of Warrant Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Warrant Stock for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share determined as follows:

          (a) If the Common Stock is publicly traded, the average daily closing prices for 30 consecutive trading days immediately preceding the date of exercise of this Warrant. The closing price for each day shall be the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way, on the principal national securities exchange in which the Company's Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the last sale price of such Common Stock on the consolidated transaction reporting system of the National Association of Securities Dealers ("NASD"), if such last sale information is reported on such system, or if not so reported, the average of the closing bid and asked prices of such Common Stock on the National Association of Securities Dealers Automatic Quotation system ("NASDAQ"), or any comparable system, or if the Common Stock is not listed on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

          (b) If the Company's Common Stock is not publicly traded, the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     4.  Exchange,Assignment or Loss of Warrant. This Warrant is exchangeable,
         --------------------------------------
without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Warrant Stock purchasable hereunder. Any assignment shall be made subject to the provisions of
Section 8 by surrender of this Warrant to the Company or at the office of its stock transfer agent, if, any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon, the Company, without charge, shall execute and

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

shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the COmpany of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated and shall be at any time enforceable by anyone.

     5.  Rights of the Holder. The Holder, by virtue hereof, shall not be
         --------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   Adjustments.
          -----------

          (a)  Stock Dividends and Stock Splits. In case the Company shall
               --------------------------------
effect a stock dividend, stock split or reverse stock split of the outstanding share of Common Stock, the Exercise Price shall be proportionately decreased in the case of a stock dividend or sock split or increased in the case of a reverse stock split (on the date that such transaction shall become effective) by multiplying the Exercise Price in effect immediately prior to the stock dividend of stock split by a fraction, the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend or stock split, and the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend or stock split.


          (b)  Consolidations and Mergers. In case of any consolidations or
               --------------------------
merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation) (other than a merger with a subsidiary, in which merger the Company is the continuing corporation) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, or conveyance as may be issued or payable with respect to or in exchange for the number of shares of Common Stock theretofore purchasable upon the exercise of this Warrant had such consolidation, merger, sale or conveyance not taken place. The foregoing provision shall similarly apply to successive consolidations, mergers, sales, or conveyances.

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


          (c)    No Adjustment for Small Amounts. Anything in this Section to
                 -------------------------------
the contrary notwithstanding the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least $0.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least $0.01, such change in the exercise Price thereupon be given effect.

          (d)    Number of Shares Adjusted. Upon any adjustment of the Exercise
                 -------------------------
Price, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Warrant Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          (e)    Common Stock Defined.  Whenever reference is made in this
                 --------------------
Section to the issue or sale of shares of Common stock, the term "Common Stock" shall mean the Common of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, shares issuable upon exercise of the Warrant shall include only shares of the class designated by the Company as Common Stock as of the date hereof.

          (f)    Statement on Warrants.  Irrespective of any adjustments in the
                 ---------------------
Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

     7.   Registration Rights.
          -------------------

          (a)    Piggyback Rights.  If at any time on or before April 30, 1999
                 ----------------
the Company files a registration statement (defined for purposes of this Section 7 to include a Notification under Regulation A) under the Securities Act of 1933, as amended (the "Securities Act":) which relates to an offering of securities of the Company (except a registration statement on Form S-4, Form S-8, a registration on any form that does not permit secondary sales or a registration of any securities of the Company in the form of an initial public offering) or any securities of the Company held by any shareholder, the Company shall cause such registration statement and the prospectus included therein to also, at the written request to the Company by the Holder of the Warrant, Warrant Stock, include and relate to, and meet the requirements of the Securities Act with respect to the Warrant Stock held by any such requesting Holder so as to permit the public sale thereof in accordance with the Securities Act. Notwithstanding anything herein to the contrary, the registration rights granted in this subsection (a) shall not apply to any shares of Warrant Stock which have not been purchased through exercise of this Warrant by the Warrant termination date set forth in Section 1 hereof. The Company shall give written notice to

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

the Holder of its intention to file a registration statement under the Securities Act relating to a current offering of the securities of the Company, at least 20 days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall ?? made by the Holder at least 10 days prior to the date specified in the notice as the date on which the Company intends to file such registration statement. Neither delivery of such notice by the Company nor of such request by the Holder shall in any way obligate the Company to file such registration statement and, notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date hereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder, except that the Company shall pay such expenses incurred in connection with the preparation and filing of such registration statement, as set forth in subsection (d) hereof.

          (b) Demand Rights. If, on any one occasion during the period
              -------------
commencing six (6) months after the effective date of a registration statement relating to the initial public offering of the Company and continuing through the completion of the exercise period for this Advisor Warrant, the Company shall receive a written request from persons who in the aggregate own (or upon exercise of all Advisor Warrants then outstanding would own) a majority of the shares underlying all the Advisor Warrants, the Company, as promptly as possible after the receipt of such notice, shall file a registration statement with respect to the offering and sale or other disposition of the Warrant Stock with respect to which it shall have received such notice. Within five (5) business days after receiving any request contemplated by this 7(b), the Company shall give written notice to all other holders of the Advisor Warrants, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such person's Warrant Shares, provided that the Company receives a written request to do so from such person within thirty (30) days after receipt by him or it of the Company's notice. The Company agrees to use its best efforts to cause the registration statement to become effective as promptly as possible. In no event shall the Company be required to file a registration statement pursuant to the requirements of this Section 7(b) more than once.

          (c) In each instance in which the Company shall take any action to permit a public sale or other distribution of the Warrant Stock, the prior exercise of the Warrant shall not be required and the Company shall;

                (i) supply to the Holder one executed copy of each registration statement and as many copies of the preliminary, final and other prospectuses which shall have been prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder and such other documents as the Holder shall reasonably request;


               (ii) cooperate in taking such action as may be necessary to register or qualify the Holder's Warrant Stock under the securities act or blue sky law of one state jurisdiction as the Holder shall designate and the Company shall do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate such proposed sale or other

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

          disposition of the Warrant Stock in such jurisdiction; and

               (iii) keep effective for a period of not less than (x) 12 months after the initial effectiveness of any registration or qualification filed pursuant to the requirements of subsection 9a) or (y) 90 days after the effectiveness of registration or qualification filed pursuant to subsection (b). The Company shall cooperate in taking such other action as may be necessary to permit the public sale or other disposition of the Warrant Stock by the Holder.

     (d) The Company in its discretion may include other securities of the Company in any registration statement filed pursuant to subsection 9a) or (b) of this Section 7. The Company shall comply with the requirements of subsections
(a) and (b) of this Section at its own expense, including all costs to register/qualify the securities under the securities laws of the state as the Holder designates; but excluding underwriting commissions, transfer taxes and underwriter's expense allowance attributable to the Warrant Stock being offered by the Holder and excluding any legal fees and expenses of legal counsel to the Holder attributable to the sale of Holder's Warrant Stock.

     8.   Transfer to Comply with the Securities Act of 1933.
          --------------------------------------------------

          (a) This Warrant and/or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or assigned except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section 4 hereof without registration and without the delivery of a current prospectus under the Security Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale or other disposition of such securities.

          (b) The Company may cause the following legend or one similar thereto to be set forth one each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not therefore distributed to the public or sold to underwriters for distribution to the public pursuant to Section 7 hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

               The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

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

     9.   Applicable Law.  This Warrant shall be governed by and construed in
          --------------
accordance with the laws of Illinios.

                                                 UNITED FINANCIAL MORTGAGE CORP.


                                                 BY:____________________________
                                                     Joseph Khoshabe, President

                                 PURCHASE FORM

                                                    Date:______________, 19


     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______________ shares of Warrant Stock and hereby makes payment of $_____ in payment of the actual exercise price thereof.

         _____________________________________________________________

                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name____________________________________________________________________________
                   (Please type or print in block letters.)

Address_________________________________________________________________________

________________________________________________________________________________

Signature_______________________________________________________________________

         _____________________________________________________________

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED_________________________________________________________
hereby sells, assigns and transfer unto:

Name____________________________________________________________________________
                   (Please type or print in block letters.)

Address_________________________________________________________________________

the right to purchase the Common stock represented by this Warrant to the extent of ___________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________________________
attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


                                           _____________________________________
                                           Signature


Dated: ___________________,199

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